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Exhibit 10.12.5

SIXTH AMENDMENT TO THE JANUS 401(K)
AND EMPLOYEE STOCK OWNERSHIP PLAN

        The Janus 401(k) and Employee Stock Ownership Plan, as amended and restated effective January 1, 2009 (the "Plan"), is hereby amended as follows:

          1.     Effective as of January 1, 2009, Section 7.7 of the Plan is hereby amended by adding a new subsection (e) to read as follows:

            (e)   2009 Required Minimum Distributions.    Notwithstanding anything to the contrary in the Plan, the Plan continued distributions under this Section 7.7 for 2009 and no waiver of such distributions was made under the Plan and such distributions were not eligible for tax-free roll-over treatment.

          2.     Except as expressly provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, Janus Capital Group Inc. has executed this Amendment as of this 22nd day of December, 2011.

Janus Capital Group Inc.
/s/ Karlene Lacy Karlene Lacy Vice President Tax
ATTEST:
/s/ Sue J. Armstrong

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SIXTH AMENDMENT TO THE JANUS 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN